UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 - May 31, 2013

Item 1. Reports to Stockholders.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s Prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Stockholder Letter

MAY 31, 2013 (unaudited)

Introduction

We are pleased to present this semi-annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2013 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global equities continued the positive trend in the six-month period, despite concerns over weak economic growth, ongoing US fiscal uncertainty and another flare-up in the Eurozone debt crisis.

In the first half of the Period, the developed equity markets were supported by a decent fourth quarter earnings season and commitment from policymakers in the major economies to rekindle growth in the global economy, thereby supporting the fundamental recovery in investor risk appetite. The US Federal Reserve remained supportive of the economy and investment markets, with quantitative easing continuing at US$85 billion a month. Similarly, in the UK and Japan the respective central banks signaled their commitment to policies aimed at meaningfully reflating economic activity. The Bank of Japan’s announcement of a 2% inflation target and an open-ended quantitative easing program represented a clear shift to a more aggressive reflationary path with the government looking for a fall in the Yen. This policy change led to very strong gains in Japanese asset markets over the Period.

In the key emerging markets, both India and China also demonstrated a clear policy priority in terms of the promotion of more robust and broadly-based economic activity.

Despite the strong performance of the equity markets, continued volatility in commodity prices and the sharp fall in precious metal prices have reinforced the need for global policymakers to remain vigilant in terms of destabilising deflation episodes, rather than being concerned about a ‘liquidity inspired’ inflationary surge. Persistently high output gaps in the Eurozone economies, the gradual, but ongoing drag on US growth from the sequestration measures and continuing consumer price deflation in Japan all highlight the need for ongoing steps to bolster growth. Concerns also emerged at the end of the period about the longevity and magnitude of the US Federal Reserve’s quantitative easing (QE) program, which saw equity markets finish the Period off their highs.

For the Six-Month Period Ended May 31, 2013 (1)	Total Returns (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	14.45%
Macquarie Global Infrastructure Total Return Fund – Market Price	15.85%
S&P Global Infrastructure Index (Net Total Return)(3)	6.40%
Macquarie Global Infrastructure Index(4) (“MGII”)	8.68%
MSCI World Index (Net Total Return)(5)	13.26%

2

There were a number of factors driving the Fund’s total NAV return during the Period:

—	The strong performance of energy pipeline stocks, particularly in the U.S. and Canada;

—	The solid performance of the Toll Roads sector;

—	The strength of regulated utilities stocks;

—	The good performance of the Water sector; and

—	The strength of the US Dollar against major currencies had a negative effect as the Fund was not hedged for these currencies.

Let’s look at these reasons in further detail.

Pipelines

Pipeline stocks contributed significantly to the Fund’s total return, led in the US by several MLPs. The strong performance was driven by the completion of a number of expansion projects and several new projects announced, supporting continued earnings and distribution growth. Enbridge Inc. was up strongly after it confirmed earnings guidance and forecast dividend growth of 12% in 2013. The company announced that it will proceed with the Light Oil Market Access project (jointly with Enbridge Energy Partners) which is expected to deliver an attractive low double digit return. Magellan Midstream Partners was up strongly after announcing a distribution increase and incremental organic growth projects. Enterprise Products Partners and El Paso Pipeline Partners both performed well after reporting results that beat market expectations, driven by recently completed expansion projects going into service. Williams Co. announced an attractive expansion project connecting the Marcellus and Utica shale plays in the North East of the US with export markets on the Gulf Coast. Enagas benefitted from the fall in Spanish bond yields and a decrease in concerns about regulatory risks.

The sector fell in May after a period of solid returns, as the rise in US bond yields led some yield focused investors to rotate out of the sector. Our visits to a large number of companies in the US and Canada during May confirmed our investment thesis for the North American energy sector and highlighted that the portfolio’s infrastructure stock holdings are very well positioned. The developments in this sector are “game changing” in nature and will require significant investment in energy infrastructure over many years, thereby providing very attractive organic growth opportunities for incumbent infrastructure owners.

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.
(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.
(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.
(5)	The MSCI World Index is a stock market index of 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

3

Stockholder Letter

MAY 31, 2013 (unaudited)

Toll Roads

The Toll Roads sector outperformed led by Abertis Infraestructuras and Vinci. Abertis benefited from a further reduction in Spanish bond yields and the prospect of a successful resolution of the strategic review of its airport assets, with the initial sale of Cardiff Airport. Vinci rallied after winning the auction to acquire ANA, which holds a fifty year concession for ten Portuguese airports. It also reported 1Q revenue ahead of expectations.

The Fund’s largest holding, Transurban, announced a potential new project which will see it have a 50% stake in a road which would connect a major freeway to the north of Sydney with its existing road network. This potential transaction is in line with our expectations, and highlights both the attractive ‘option value’ in Transurban’s road portfolio, which sees it well positioned to be involved in attractive expansion opportunities, and the board’s commitment to only undertake projects that are in the interests of shareholders.

Regulated Utilities

Regulated utilities businesses such as Electricity and Gas Distribution and Transmission entities outperformed the broader infrastructure sector. They continued to benefit from their defensive nature and, in some cases, higher yield.

In the Electricity and Gas Distribution sector, Centrica in the United Kingdom performed well due to its ongoing share repurchase program as well as the signing of a significant LNG supply contract in North

America towards the end of the Period. Tokyo Gas and Osaka Gas both benefitted from the strength of the broader Japanese equity market, having reported earnings in line with expectations.

Electricity transmission companies also performed well. National Grid in the United Kingdom accepted the proposed terms under the RIIO (a new performance-based model to set price controls) regulatory framework (to apply from the next financial year 2013/14) which are expected to be beneficial to the company. It also announced a new policy targeting dividend growth of at least inflation for the foreseeable future. Red Electrica benefited from lower Spanish bond yields and reported 1Q results in line with expectations.

Water

In the Water sector, American Water Works performed strongly after the company raised earnings guidance by 11% and announced it was ahead of schedule on long-term operational and maintenance efficiencies. In the United Kingdom, Severn Trent was up strongly after receiving a preliminary takeover offer from a consortium of unlisted infrastructure investors. A formal bid, if one was to be made, was required by 11 June. (A formal bid was not made and the stock fell back in mid-June, prior to which the Fund had sold most of its position at higher prices).

The U.S. Dollar

As the Fund was not hedged for currency, outside of the impact of its Euro borrowing, the strength of the U.S. Dollar detracted from the Fund’s return during the period. The

4

U.S. Dollar appreciated by 9%, 5%, 4% and 22% against the Australian Dollar, the British Pound, the Canadian Dollar and Japanese Yen respectively.6 Investments in these currencies comprised around 28% of the globally diversified portfolio’s security positions at the end of the Period. The U.S. Dollar was little changed relative to Euro.

Leverage

Leverage made a positive contribution to the Fund’s return this Period.

As of May 31, 2013, the Fund had USD 100 million and EUR 20 million in leverage outstanding. The Fund’s leverage was 29.9%, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the

Fund also borrows in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, strongly outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”).

The main contributors were positions in Toll Roads, Pipelines and Electric Utility sectors. There were no material detractors.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 51 global infrastructure stocks representing 16 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2013.

Rank	Stock	Country	Infrastructure Sector(7)	%(8)
1	Transurban	Australia	Toll Roads	4.9
2	National Grid	United Kingdom	Electricity Transmission	3.9
3	Southern Co.	United States	Electric Utility	3.8
4	Asciano	Australia	Seaports	3.7
5	Groupe Eurotunnel	France	Rail/Other Transportation	3.0
6	GDF Suez	France	Electric Utility	3.0
7	American Water Works	United States	Water	2.9
8	ITC	United States	Electricity Transmission	2.9
9	TransCanada	Canada	Pipelines	2.8
10	Enbridge Inc.	Canada	Pipelines	2.8

(6)	Source: Bloomberg L.P.
(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(8)	Based on Total Assets as defined in the Prospectus.

5

Stockholder Letter

MAY 31, 2013 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2012(7)	% Point Change over Period	% of Fund on May 31, 2013(7)
United States	31.5	-1.6	29.9
France	8.5	2.3	10.8
United Kingdom	9.7	0.8	10.5
Australia	12.2	-3.6	8.6
China	7.2	0.4	7.6
Canada	5.6	0.0	5.6
Germany	4.4	0.3	4.7
Spain	5.4	-1.9	3.5
Brazil	3.5	-0.2	3.3
Japan	3.9	-0.8	3.1
Switzerland	1.7	1.0	2.7
Italy	2.5	-0.6	1.9
Netherlands	–	1.7	1.7
Luxembourg	–	1.1	1.1
India	–	0.5	0.5
Mexico	1.0	-0.6	0.4
Other Net Assets	2.9	1.2	4.1

Infrastructure Sector(6)	% of Fund on November 30, 2012(7)	% Point Change over Period	% of Fund on May 31, 2013(7)
Pipelines	20.6	-2.1	18.5
Electric Utility	13.1	1.7	14.8
Seaports	8.9	3.7	12.6
Toll Roads	16.6	-5.1	11.5
Electricity Transmission	7.5	1.1	8.6
Airports	9.3	-1.9	7.4
Electricity And Gas Distribution	6.0	0.2	6.2
Water	6.7	-1.5	5.2
Rail/Other Transportation	1.4	2.6	4.0
Communications	2.9	0.8	3.7
Diversified	2.6	-0.6	2.0
Social Infrastructure	1.5	-0.1	1.4
Other Net Assets	2.9	1.2	4.1

(6)	Source: Bloomberg L.P.
(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(8)	Based on Total Assets as defined in the Prospectus.

6

Distributions

In December 2012, the Fund paid a regularly scheduled quarterly distribution of $0.32 per share, which was a $0.04 or 14% increase over the prior quarter. The Fund maintained the quarterly distribution at $0.32 per share in March 2013. Altogether, the Fund paid $0.64 per share during this Period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2013, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2013.

Outlook

Global equity markets have posted three consecutive quarters of strong positive returns as they continued to focus on the positives and downplay a number of negative economic and political issues. While we believe the global economic outlook is improving, led by the US and China, the developments in Cyprus earlier this year were a reminder of the breadth and depth of the European debt problem, the response to which is likely to inhibit European economic performance for some years. Concerns also exist around the longevity of the QE programs which are inherently unstable given the large amounts of liquidity being pumped into financial systems.

We expect stock and bond markets will be closely influenced in the near term by statements from the US Fed as policymakers refine their preferred strategy for the eventual wind back of the QE program. From a fundamental perspective the medium term performance of asset markets should be driven more by the durability of real economic activity in a post-QE environment.

Investors continue to seek yield as interest rates remain low around the world. We believe the Infrastructure sector is well positioned in this environment. There are many infrastructure companies with both sustainable dividends and the potential for dividend growth.

The news in relation to Transurban and Severn Trent highlighted the quality inherent in the portfolio. Severn Trent is a quality company trading at a discount to its fundamental value which is seen as very attractive by unlisted infrastructure investors. The takeover interest in Severn Trent supports our view that if listed infrastructure is underpriced by the market, it will attract unlisted investors who are willing to buy these valuable assets at higher prices.

Transurban is a company with good management and a clear focus on shareholder returns that is able to negotiate with the government to deliver a proposal for a relatively low risk, attractive addition to its high quality Sydney road network. These are two examples of the stocks in the portfolio that we expect will be able to deliver the relatively stable and predictable cash flows that are attractive for infrastructure investors.

We continue to identify what we believe are attractive listed infrastructure opportunities and are

7

Stockholder Letter

MAY 31, 2013 (unaudited)

looking for opportunities to selectively increase our holding or introduce to the portfolio stocks that we believe are oversold.

Tender Offer Rider

During the Period, the Fund conducted a second tender offer to purchase 10% of its issued and outstanding shares of common stock at a price equal to 92% of its NAV. The tender offer was conducted pursuant to a settlement agreement entered into by and among the Fund and certain Fund stockholders, including Western Investment LLC, Benchmark Partners LLC and their affiliates. The offer commenced on March 6, 2013 and expired on April 3, 2013. The Fund accepted 1,385,366 tendered shares at a price equal to $21.37 per share, which represented 92% of its NAV. Approximately 2,942,972 shares of common stock or approximately 21.2% of the Fund’s outstanding shares of common stock were properly tendered. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 47.1% of the tendered shares were accepted for payment.

Following the purchase of the properly tendered shares, the Fund had approximately 12,468,293 outstanding shares.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Jonathon Ong

Co-Portfolio Manager

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

8

Schedule of Investments

MAY 31, 2013 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 126.15%
Australia - 12.28%
Asciano, Ltd.(1)	3,286,728	$15,749,444
Transurban Group(1)	3,116,134	20,554,534
		36,303,978

Brazil - 4.75%
EDP Energias do Brasil SA(1)	1,292,700	7,466,009
LLX Logistica SA - Ordinary Shares(1)(2)	3,040,900	2,399,440
Transmissora Alianca	383,700	4,172,366
		14,037,815

Canada - 7.99%
Enbridge, Inc.	271,797	11,789,449
TransCanada Corp.	257,703	11,821,900
		23,611,349

China - 10.84%
Beijing Enterprises Holdings, Ltd.(1)	1,050,500	8,552,450
China Merchants Holdings International Co., Ltd.	2,544,000	8,386,373
CLP Holdings, Ltd.	495,500	4,175,462
COSCO Pacific, Ltd.	4,706,000	6,854,018
Dalian Port (PDA) Co., Ltd. - H Shares	18,046,000	4,073,322
		32,041,625

France - 15.44%
Aeroports de Paris(1)	96,732	8,836,713
Eutelsat Communications SA	67,133	2,083,890
GDF Suez	618,121	12,606,066
Groupe Eurotunnel SA	1,576,112	12,684,063
Vinci SA	183,939	9,433,272
		45,644,004

Germany - 6.69%
Fraport AG Frankfurt Airport Services Worldwide(3)	188,140	11,071,707
Hamburger Hafen und Logistik AG	358,241	8,703,500
		19,775,207

India - 0.68%
Power Grid Corp. of India, Ltd.	1,011,985	2,025,859

Italy - 2.72%
Atlantia SpA(1)	472,104	8,039,375

Japan - 4.46%
Osaka Gas Co., Ltd.(1)	903,000	3,646,299
Tokyo Gas Co., Ltd.(1)	1,030,473	5,540,752
West Japan Railway Co.(1)	95,936	3,989,924
		13,176,975

See Notes to Financial Statements.

9

Schedule of Investments

MAY 31, 2013 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

Luxembourg - 1.52%
Intelsat SA(2)	184,456	$4,495,193

Mexico - 0.56%
Promotora y Operador(2)	182,605	1,666,249

Netherlands - 2.35%
Koninklijke Vopak NV	115,399	6,963,127

Spain - 5.02%
Abertis Infraestructuras SA(1)	498,938	8,940,409
Enagas SA(1)	176,596	4,414,611
Red Electrica Corp.(1)	27,922	1,484,606
		14,839,626

Switzerland - 3.78%
Flughafen Zuerich AG(1)	22,713	11,162,168

United Kingdom - 14.96%
Centrica Plc(1)	1,841,955	10,592,606
National Grid Plc(1)	1,370,452	16,295,360
Pennon Group Plc	266,597	2,754,116
Scottish & Southern Energy Plc(1)	338,833	7,953,402
Severn Trent Plc(1)	213,358	6,625,005
		44,220,489

United States - 32.11%
American Water Works Co., Inc.(1)	311,200	12,429,328
Corrections Corp. of America(1)	165,157	5,805,269
Crown Castle International Corp.(1)(2)	126,890	9,040,913
Duke Energy Corp.(1)	58,800	3,935,484
ITC Holdings Corp.(1)	143,420	12,415,869
PG&E Corp.(1)	226,500	10,172,115
Sempra Energy	79,800	6,487,740
Southern Co.(1)	361,900	15,887,410
Spectra Energy Corp.(1)	349,300	10,678,101
The Williams Cos., Inc.(1)	230,000	8,091,400
		94,943,629

Total Common Stocks		372,946,668
(Cost $384,340,621)

MASTER LIMITED PARTNERSHIPS - 10.60%
United States - 10.60%
El Paso Pipeline Partners LP(1)	193,736	7,960,612
Enbridge Energy Partners LP(1)	139,800	4,125,498

See Notes to Financial Statements.

10

Description	Shares	Value $

United States (continued)
Energy Transfer Equity LP(1)	64,020	$3,659,383
Enterprise Products Partners LP(1)	134,878	8,010,405
Magellan Midstream Partners LP(1)	145,734	7,576,711
		31,332,609

Total Master Limited Partnerships		31,332,609
(Cost $23,974,599)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 3.95%

Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.020% 7-Day Yield(4)	11,678,377	11,678,377

Total Investments Purchased with Cash Collateral From Securities Loaned
(Cost $11,678,377)		11,678,377

Total Investments - 140.70%		415,957,654
(Cost $419,993,597)

Other Assets in Excess of Liabilities - 1.92%		5,672,510

Leverage Facility - (42.62)%(5)		(125,994,957)
Total Net Assets - 100.00%		$295,635,207

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $268,196,017 as of May 31, 2013.

(2)	Non-Income Producing Security.

(3)	All or a portion of the security is on loan as of May 31, 2013.

(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)

(5)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Cos.	Companies.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MAY 31, 2013 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $419,993,597)*	$415,957,654
Cash	15,066,253
Dividends receivable	2,031,062
Tax reclaim receivable	628,320
Securities lending interest receivable	20,107
Receivable for investment securities sold	2,005,768
Reimbursement due from advisor	356,130
Other assets	16,049
Total Assets	436,081,343

LIABILITIES:
Payable for investment securities purchased	674,706
Payable to foreign custodian (Cost $726,317)	725,269
Payable for collateral upon return of securities loaned (Note 7)	11,678,377
Loans payable, at value (Cost $126,507,755) (Note 6)	125,994,957
Accrued investment advisory expense	1,049,417
Accrued legal expense	97,030
Accrued directors expense	51,809
Accrued administration expense	33,973
Accrued interest on loans payable	6,715
Other payables and accrued expenses	133,883
Total Liabilities	140,446,136

Net Assets	$295,635,207

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,526,258
Accumulated net investment income	3,081,714
Accumulated net realized loss on investments	(22,379,808)
Net unrealized depreciation on investments and foreign currency translation	(3,592,957)
Net Assets	$295,635,207

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$23.71

*	At May 31, 2013, securities with a market value of $10,960,955 were on loan to brokers.

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2013 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $784,959)	$11,542,627
Securities lending income	102,963
Interest	30
Total Investment Income	11,645,620

EXPENSES:
Investment advisory	2,048,822
Interest on loan	561,223
Administration	199,452
Legal	126,232
Printing	115,611
Directors	89,887
Audit & tax services	68,642
Custody	46,808
Insurance	45,802
Transfer agent	13,243
Miscellaneous	71,764
Total expenses before reimbursement	3,387,486

Less reimbursement from Advisor (Note 5)	(356,130)

Net Expenses	3,031,356

Net Investment Income	8,614,264

Net realized gain/loss on:
Investment securities	19,489,492
Foreign currency transactions	(326,761)
Net change in unrealized appreciation/depreciation on:
Investment securities	10,197,903
Translation of assets and liabilities denominated in foreign currencies	(57,339)
Net Realized and Unrealized Gain on Investments	29,303,295

Net Increase in Net Assets From Operations	$37,917,559

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2013 (unaudited)	For the Year Ended November 30, 2012
FROM OPERATIONS:
Net investment income	$8,614,264	$14,687,552
Net realized gain/loss on:
Investment securities	19,489,492	21,847,809
Foreign currency transactions	(326,761)	(627,483)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	10,140,564	16,414,163
Net Increase in Net Assets From Operations	37,917,559	52,322,041

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,866,342)	(16,624,391)
Total Distributions	(8,866,342)	(16,624,391)

CAPITAL SHARE TRANSACTIONS:
Payments for shares redeemed in connection with tender offer (Note 3)	(29,605,271)	(67,501,959)
Total Capital Share Transactions	(29,605,271)	(67,501,959)

Net Decrease in Net Assets	(554,054)	(31,804,309)

NET ASSETS:
Beginning of period	$296,189,261	$327,993,570
End of period*	$295,635,207	$296,189,261
*Includes Accumulated Net Investment Income of:	$3,081,714	$3,333,792

See Notes to Financial Statements.

14

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2013 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$37,917,559
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(165,676,527)
Proceeds from disposition of investment securities	181,574,717
Net realized gain on investments	(19,162,731)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,140,564)
Increase in dividends receivable	(1,099,574)
Increase in tax reclaim receivable	(191,521)
Decrease in securities lending interest receivable	9,490
Increase in reimbursement due from advisor	(356,130)
Decrease in other assets	45,068
Increase in payable to foreign custodian	725,269
Increase in accrued interest on loan payable	790
Decrease in accrued investment advisory expense	(74,881)
Increase in accrued administration expense	1,186
Decrease in accrued legal expense	(108,488)
Decrease in accrued directors expense	(4,858)
Decrease in other payables and accrued expenses	(423,861)
Net Cash Provided by Operating Activities	23,034,944

CASH FLOWS FROM FINANCING ACTIVITIES:
Drawdown bank borrowing	17,184,110
Cash distributions paid	(8,866,342)
Payout for shares redeemed via tender offer	(29,605,271)
Net Cash Used in Financing Activities	(21,287,503)

Effect of exchange rates on cash	(384,098)
Net increase in cash	1,363,343
Cash and foreign currency, beginning balance	$13,702,910
Cash and foreign currency, ending balance	$15,066,253

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$560,433

See Notes to Financial Statements.

15

Financial Highlights

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2013 (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.38
Income from investment operations:
Net investment income	0.65
Net realized and unrealized gain/loss on investments	2.32	(1)
Total from Investment Operations	2.97

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.64)
Net realized gains on investments	–
Total Distributions	(0.64)

Net asset value - end of period	$23.71
Market Price - end of period	$21.16

Total Investment Return - Net Asset Value(3)	14.45%
Total Investment Return - Market Price(3)	15.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$295,635
Ratios to average net assets attributable to common shareholders:
Expenses(4)	2.20%	(5)(6)
Expenses excluding interest expense	1.84%	(5)(7)
Net investment income	5.36%	(5)(8)
Portfolio turnover rate	39%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$125,995
Asset Coverage Ratio to Total Assets(9)	335%

(1)

Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund. Also see Note 3.

(2)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(3)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(4)

For the six months ended May 31, 2013 and the years ended November 30, 2012, 2011, 2010, 2009 and 2008, the annualized ratios to Total Assets were 1.61% (unaudited; excludes reimbursement from advisor), 2.08%, 1.62%, 1.68%, 1.72% and 2.00%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.
(6)	Excludes reimbursement from advisor. The expense ratio, had the reimbursement been included, would have been 1.97%. (See Note 5)
(7)	Excludes reimbursement from advisor. The expense ratio, had the reimbursement been included, would have been 1.61%. (See Note 5)
(8)	Excludes reimbursement from advisor. The net investment income ratio, had the reimbursement been included, would have been 5.59%. (See Note 5)
(9)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

See Notes to Financial Statements.

16

		For the Years Ended November 30,
2012		2011	2010	2009	2008

$18.94		$19.31	$18.38	$14.31	$35.35

0.97		0.76	0.54	0.69	1.40
2.43	(2)	(0.41)	1.43	4.11	(16.86)
3.40		0.35	1.97	4.80	(15.46)

(0.96)		(0.72)	(1.04)	(0.73)	(1.60)
–		–	–	–	(3.98)
(0.96)		(0.72)	(1.04)	(0.73)	(5.58)

$21.38		$18.94	$19.31	$18.38	$14.31
$18.85		$16.16	$16.44	$14.99	$10.18

18.89%		2.24%	12.05%	36.18%	(50.69)%
22.85%		2.46%	16.98%	56.12%	(60.57)%

$296,189		$327,994	$334,371	$318,299	$247,759

2.40%		2.11%	2.19%	2.63%	3.14%
1.98%		1.61%	1.69%	1.76%	1.69%
4.19%		3.96%	2.89%	4.56%	5.42%
71%		53%	85%	71%	34%

$108,811		$109,682	$83,692	$82,000	$90,000
372%		399%	500%	488%	375%

17

Notes to Financial Statements

MAY 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies

MGU is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation.

The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of May 31, 2013, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business

18

day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or

19

Notes to Financial Statements

MAY 31, 2013 (unaudited)

Portfolio Manager of the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

—	the projected cash flows for the issuer;

—	the fundamental business data relating to the issuer;

—	an evaluation of the forces that influence the market in which these securities are purchased and sold;

—	the type, size and cost of holding;

—	the financial statements of the issuer;

—	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

—	the information as to any transactions in or offers for the holding;

—	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

—	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

—	the prospects for the issuer’s or borrower’s industry and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

20

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio had a fair valuation adjustment factor applied to their equity prices as of the end of the period and were categorized as Level 2. These securities represent the transfers between Level 1 and Level 2 securities.

There were no Level 3 securities as of May 31, 2013. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

21

Notes to Financial Statements

MAY 31, 2013 (unaudited)

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Valuation Inputs
	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$36,303,978	$—	$36,303,978
Brazil	14,037,815	—	—	14,037,815
Canada	23,611,349	—	—	23,611,349
China	—	32,041,625	—	32,041,625
France	—	45,644,004	—	45,644,004
Germany	—	19,775,207	—	19,775,207
India	—	2,025,859	—	2,025,859
Italy	—	8,039,375	—	8,039,375
Japan	—	13,176,975	—	13,176,975
Luxembourg	4,495,193	—	—	4,495,193
Mexico	1,666,249	—	—	1,666,249
Netherlands	—	6,963,127	—	6,963,127
Spain	—	14,839,626	—	14,839,626
Switzerland	—	11,162,168	—	11,162,168
United Kingdom	—	44,220,489	—	44,220,489
United States	94,943,629	—	—	94,943,629
Master Limited Partnerships	31,332,609	—	—	31,332,609
Investments Purchased with Cash Collateral from Securities Loaned	11,678,377	—	—	11,678,377
Total	$181,765,221	$234,192,433	$—	$415,957,654
* For detailed country descriptions, see accompanying Schedule of Investments.

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Units
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$—	$(198,735,788)	$198,735,788	$—
Total	$—	$(198,735,788)	$198,735,788	$—

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference

22

between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2006-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

23

Notes to Financial Statements

MAY 31, 2013 (unaudited)

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of May 31, 2013.

At November 30, 2012, the Fund had available for tax purposes unused capital loss carryover of $46,040,770, expiring November 30, 2017. During the year ended November 30, 2012, the Fund utilized $16,581,868 of capital loss carryover.

As of May 31, 2013, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$39,717,333
Gross depreciation on investments (excess of tax cost over value)	(38,954,216)
Net unrealized appreciation	763,117
Total cost for federal income tax purposes	$403,516,160

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships, wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, so the enacted provisions will apply to the Fund for the current fiscal year (ended November 30, 2012). The Modernization Act is the first major piece of legislation affecting RICs since 1986, and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

—

New capital losses may now be carried forward indefinitely and retain the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, the Fund’s pre-enactment losses may be more likely to expire before they are utilized. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses,

24

irrespective of the character of the original loss.

—	The Modernization Act contains simplification provisions that are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts certain RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay through income and gains.

—	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

3. Capital Transactions

	For the Six Months Ended May 31, 2013	For the Year Ended November 30, 2012
	Shares	Shares
Common shares outstanding - beginning of period	13,853,659	17,317,074
Common shares reinvested	–	–
Tender offer shares redeemed	(1,385,366)	(3,463,415)
Common shares outstanding - end of period	12,468,293	13,853,659

On March 6, 2013, the Fund commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Fund redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013. The tender offer was oversubscribed and all shares were subject to pro-ration (at a rate of approximately 47.1% in accordance with the terms of the tender offer).

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the six months ended May 31, 2013, aggregated $160,917,810 and $180,772,864, respectively.

25

Notes to Financial Statements

MAY 31, 2013 (unaudited)

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On August 1, 2012, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

In June 2013, MCIM reimbursed the Fund for certain expenses related to the 2012 proxy. The reimbursement totaled $356,130 and is shown on the Statement of Operations as reimbursement from Adviser.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $2,961 for the six months ended May 31, 2013.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund. ALPS receives the greater of the following: an annual minimum of $400,000, or an annualized fee of 0.06% on assets up to $1 billion and an annualized fee of 0.04% on assets above $1 billion.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International, Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33

26

1/3% of the Fund’s Total Assets after borrowings). At May 31, 2013, the Fund maintained an asset coverage of 335%. As of May 31, 2013, the Fund had $100,000,000 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of May 31, 2013, the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $268,196,017.

The Agreement was amended on March 15, 2012. The amendment included the reduction in interest rates payable on outstanding amounts from 100 bps to 70 bps per annum above 3-month LIBOR for the U.S. Dollar line and from 100 bps to 70 bps above the 3-month EURIBOR for the Euro line. The Maximum Commitment Financing (“MCF”) on the Agreement is $100,000,000 and €20,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice, the Fund may also increase the previously reduced U.S. Dollar and Euro MCF up to $100,000,000 and €20,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

As of May 31, 2013, the accrued interest on the outstanding borrowing by the Fund was

$6,715. The daily average amounts outstanding under the BNP Paribas Facility were $88,186,813, with an average rate on the borrowing of 0.99% for the U.S. Dollar line for the six months ended May 31, 2013, and €20,000,000, with the average rate on borrowing of 0.90% for the Euro line for the six months ended May 31, 2013. The unused amounts under the BNP Paribas Facility were $0 for the U.S. Dollar, and €0 for the Euro, at May 31, 2013. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the

27

Notes to Financial Statements

MAY 31, 2013 (unaudited)

Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2013, the Fund had securities on loan valued at $10,960,955 and received cash collateral with a value of $11,678,377.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 5, 2013, the Board of Directors approved a regular quarterly distribution of $0.32 per common share. The distribution was paid on June 28, 2013 to shareholders of record on June 21, 2013.

Investment Advisory and Management Agreement: On July 16, 2013 the Board of Directors approved the renewal

28

of the investment advisory and management agreement with MCIM.

Directors: On June 19, 2013, Gordon A. Baird was elected as a Class I Director of the Fund and Thomas W. Hunersen was elected as a Class II Director of the Fund.

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

29

Additional Information

MAY 31, 2013 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

—	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

—	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of

30

all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 43006, Providence,
RI 02940-3006, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at
1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Additional Information

MAY 31, 2013 (unaudited)

Shareholder Meeting

On June 19, 2013, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Class I Director to serve until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Election of Gordon A. Baird as Director of the Fund

Shares Voted
Affirmative	10,958,669.221
Withheld	343,743.232
Total	11,302,412.453

% Voted
Affirmative	96.959%
Withheld	3.041%
Total	100.00%

Proposal 2: Election of Class II Director to serve until the 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Election of Thomas W. Hunersen as Director of the Fund

Shares Voted
Affirmative	10,959,660.232
Withheld	342,752.221
Total	11,302,412.453

% Voted
Affirmative	96.968%
Withheld	3.032%
Total	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

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PAGE INTENTIONALLY LEFT BLANK

33

Directors & Officers

MAY 31, 2013 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird*	Class I Director	Since – July 2005
Birth Year: 1968
Thomas W. Hunersen*	Class II Director	Since – July 2005
Birth Year: 1958
Chris LaVictoire Mahai*	Class III Director	Since – July 2005
Birth Year: 1955

Biographical Information of the Interested Directors of the Fund
Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg	Class III Director	Since – January 2011
Birth Year: 1967

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

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Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird has been the Chief Executive Officer of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an advisor to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the Association for Investment Management and Research and is a Chartered Financial Analyst.	1	None

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013, Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

35

Directors & Officers

MAY 31, 2013 (unaudited)

Biographical Information of the Executive Officers of the Fund
Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010

James Blake	Chief Compliance Officer	Since – February 14, 2011
Birth Year: 1963
125 West 55th Street
New York, NY 10019

John H. Kim	Chief Legal Officer and	Since – February 1, 2011
Birth Year: 1971	Secretary
125 West 55th Street
New York, NY 10019

Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

(1)	Each officer serves an indefinite term.

36

Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 – January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

37

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of ISS to make recommendations to MCIM with respect to voting proxies related to securities managed by MCIM on behalf of MGU. ISS’ recommendations will be based on ISS’ pre-established voting guidelines.

c) MCIM will review each ISS recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an ISS recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with ISS’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the ISS recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to ISS’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares (Or Units) Purchased	Average price Paid per Share (or Unit)(1)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Program
Dec. 1 – Dec. 31, 2012	0	0	0	0
Jan. 1 – Jan., 31, 2013	0	0	0	0
Feb. 1 – Feb. 28, 2013	0	0	0	0
Mar. 1 – Mar. 31, 2013	0	0	0	0
Apr. 1 – Apr. 30, 2013	1,385,366	$21.37	1,385,366	0
May 1 – May 31, 2013	0	0	0	0

(1)

On March 6, 2013, the Fund commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Fund redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013.

Period	Total Number of Shares (Or Units) Purchased	Average price Paid per Share (or Unit)(1)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Program
Dec. 1 – Dec. 31, 2011	0	0	0	0
Jan. 1 – Jan., 31, 2012	0	0	0	0
Feb. 1 – Feb. 29, 2012	0	0	0	0
Mar. 1 – Mar. 31, 2012	0	0	0	0
Apr. 1 – Apr. 30, 2012	0	0	0	0
May 1 – May. 31, 2012	0	0	0	0
June 1 – June 30, 2012	0	0	0	0
July 1 – July 31, 2012	0	0	0	0
Aug. 1 – Aug. 31, 2012	0	0	0	0
Sept. 1 – Sept. 30, 2012	0	0	0	0
Oct. 1, — Oct. 31, 2012	0	0	0	0
Nov. 1, — Nov. 30, 2012	3,463,415	$19.49	3,463,415	0

(1)

On October 18, 2012, the Fund commenced a cash tender offer to purchase for cash up to 3,463,415 (representing approximately 20%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 95% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on November 16, 2012 and as a result, the Fund redeemed 3,463,415 shares of common stock, at a price equal to $19.49 per share, which represented 95% of the Fund’s NAV per share as of the close of regular trading session of the

NYSE on November 19, 2012. This information was previously disclosed in (i) a press release issued by the Fund on November 20, 2012 and filed as an exhibit to the Fund’s Amendment No. 3 to Schedule TO filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2012 and (ii) the Fund’s 2012 Annual Report for the fiscal year ended November 30, 2012 included in the Form N-CSR filed with the SEC on February 4, 2013 (the “2012 Form N-CSR”) but was inadvertently omitted from Item 9 of the 2012 Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 2, 2013

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	August 2, 2013